Exhibit 10.6

CONFIDENTIAL INFORMATION, MARKED BY BRACKETS AND ASTERISKS ([***]), IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

Agreement

March 28, 2014

This Agreement (“Agreement”) sets forth the basic terms and conditions between EM Energy Ohio, LLC and EM Energy Pennsylvania, LLC (collectively “EdgeMarc”) and U.S. Well Services, LLC (“USWS”).

Effective Date and Term

Effective approximately July 1, 2014, USWS will supply EdgeMarc with a dedicated hydraulic fracturing fleet comprised of the equipment listed in the attached proposal (the “Dedicated Fleet”).  USWS will dedicate this Dedicated Fleet to EdgeMarc for a term of 24 months beginning on the date the Dedicated Fleet is delivered to EdgeMarc (the “Term”).

Utilization

EdgeMarc is planning a completion program to utilize the Dedicated Fleet during the Term.  EdgeMarc shall utilize the Dedicated Fleet in both their Marcellus and Utica acreage holdings.  The scope of work planned by EdgeMarc in their Marcellus and Utica acreage during each of the first 12 months of the Term and the second 12 months of the Term shall be not less than [***] fracturing stages during each such period (for each such period, the “Planned Stage Count”).  EdgeMarc shall utilize the Dedicated Fleet to satisfy the Planned Stage Count for each applicable period. Should EdgeMarc fail to meet the Planned Stage Count for either period, USWS may request a release from EdgeMarc to work for other 3rd party operators, which shall not be unreasonably withheld. Specifically, if, in the reasonable judgment of both USWS and EdgeMarc, the work to be performed under this Agreement will not fully utilize the Dedicated Fleet (or its crew) during any month, USWS may perform services for other customers as long as the work does not compromise EdgeMarc’s frac schedule (which schedule must be provided in advance to USWS so as to provided USWS no less than 30 days prior notice of EdgeMarc’s required use of the Dedicated Fleet).  Any stages performed by USWS with the Dedicated Fleet during the Term for a 3rd party operator shall count towards the applicable Planned Stage Count.

Right of First Refusal

USWS shall have a Right of First Refusal for all work to be performed by EdgeMarc in their Marcellus and Utica acreage during the Term in excess of the applicable Planned Stage Count.  Likewise, EdgeMarc shall have a Right of First Refusal to utilize the Dedicated Fleet for any and all work to be performed by EdgeMarc in their Marcellus and Utica acreage during the Term in excess of the applicable Planned Stage Count.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

Pricing and Adjustment

This Agreement is intended to (i) guarantee EdgeMarc a dedicated USWS frac fleet for the contract term and (ii) guarantee USWS a dedicated source of work for the contract term.

The prices referenced in the bid document dated February 16, 2014 will remain in effect for the entire contract period.  However, USWS may adjust such pricing if there is a [***] change in cost (increase or decrease) realized by USWS from delivery of raw materials (i.e. sand, chemicals and/or fuel).  USWS may adjust costs up or down accordingly and must be agreed to by EdgeMarc.  Price adjustments will not be allowed more than twice per year.

Termination

This Agreement shall terminate upon the expiration of the Term.

In the sole discretion of EdgeMarc should USWS fail to meet EdgeMarc’s needs in any aspect there will be no penalty to EdgeMarc if they release USWS because of any unsatisfactory work.  It is also agreed that if USWS fails to perform up to EdgeMarc's standards EdgeMarc will give USWS [***] to fix any issues.

Should termination occur under the above terms, neither party shall have any further responsibility to the other.

This agreement can be terminated upon [***] written notice by either party if safety, performance or service quality is unsatisfactory to EdgeMarc.

Equipment and Operating Base

The Dedicated Fleet will be brand new equipment operating from USWS facility in Jane Lew, WV.  However, to ensure availability of this equipment by mid-June, time is of the essence.

USWS is committed to this partnership and we look forward to a long standing relationship with EdgeMarc as we grow together.  Thank you again of the opportunity. You will not be disappointed.

Sincerely,

/s/ Edward Self

Edward Self

Senior V.P. of Business DevelopmentUS Well Services, LLC

/s/ Mark Mulkern

Mark Mulkern

Completion Manager

EdgeMarc Energy Holdings, LLC

EM Energy Ohio, LLC

EM Energy Pennsylvania, LLC

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[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

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[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

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[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

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[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

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[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

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[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

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[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

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[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.